                                                                    Exhibit (24)

                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Mark C. Treanor and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of new debt, equity and other securities of the Corporation having an aggregate initial offering price of up to $2,000,000,000, and to sign any and all amendments to such Registration Statements.

              Signature                                Capacity
              ---------                                --------

    /s/ Edward E. Crutchfield           Chairman and Chief Executive Officer
______________________________________   and Director
        Edward E. Crutchfield

       /s/ Robert T. Atwood             Executive Vice President and Chief
______________________________________   Financial Officer
           Robert T. Atwood

        /s/ James H. Hatch              Senior Vice President and Corporate
______________________________________   Controller (Principal Accounting
            James H. Hatch               Officer)

                                        Director
______________________________________
            Edward E. Barr

                                        Director
______________________________________
          G. Alex Bernhardt

      /s/ Erskine B. Bowles             Director
______________________________________
          Erskine B. Bowles

       /s/ W. Waldo Bradley             Director
______________________________________
           W. Waldo Bradley

       /s/ Robert J. Brown              Director
______________________________________
           Robert J. Brown

        /s/ A. Dano Davis               Director
______________________________________
            A. Dano Davis

              Signature                                Capacity
              ---------                                --------

    /s/ Norwood H. Davis, Jr.           Director
______________________________________
        Norwood H. Davis, Jr.

      /s/ R. Stuart Dickson             Director
______________________________________
          R. Stuart Dickson

          /s/ B.F. Dolan                Director
______________________________________
              B.F. Dolan

       /s/ Roddey Dowd, Sr.             Director
______________________________________
           Roddey Dowd, Sr.

      /s/ Arthur M. Goldberg            Director
______________________________________
          Arthur M. Goldberg

   /s/ William H. Goodwin, Jr.          Director
______________________________________
       William H. Goodwin, Jr.

        /s/ Frank M. Henry              Director
______________________________________
            Frank M. Henry

       /s/ James E.S. Hynes             Director
______________________________________
           James E.S. Hynes

       /s/ Ernest E. Jones              Director
______________________________________
           Ernest E. Jones

        /s/ Herbert Lotman              Director
______________________________________
            Herbert Lotman

      /s/ Radford D. Lovett             Director
______________________________________
          Radford D. Lovett

                                        Director
______________________________________
          Mackey J. McDonald

      /s/ Patricia A. McFate            Director
______________________________________
          Patricia A. McFate

              Signature                                Capacity
              ---------                                --------

       /s/ Joseph Neubauer              Director
______________________________________
           Joseph Neubauer

     /s/ Randolph N. Reynolds           Director
______________________________________
         Randolph N. Reynolds

      /s/ James M. Seabrook             Director
______________________________________
          James M. Seabrook

         /s/ Ruth G. Shaw               Director
______________________________________
             Ruth G. Shaw

        /s/ Lanty L. Smith              Director
______________________________________
            Lanty L. Smith

     /s/ G. Kennedy Thompson            Director
______________________________________
         G. Kennedy Thompson

Dated: October 19, 1999

Charlotte, North Carolina